EXHIBIT 10.3

SCHEDULE OF PARTIES TO THE FORM OF

AMENDED EMPLOYMENT AGREEMENT

Each of the parties identified in the table below is party to an employment agreement with Advanced Medical Optics, Inc. (the “Company”) substantially in the form attached to the Company’s Form 10 as Exhibit 10.9(a). Each party’s employment agreement is identical except for such party’s base salary, position, agreement date and prior agreements, each of which is set forth in the table below. The agreements of Messrs. Meier and Trenary were previously amended in October 2004 for the purpose of reflecting their then titles and adjusted salaries, and Mr. Trenary’s employment agreement was further amended in November 2007, filed as Exhibit 10.5(d) to the Company’s Form 10-K for the year ended December 31, 2007. All of the employment agreements were further amended on July 31, 2008 substantially in the form attached as Exhibit 10.2 to the Company’s Form 10-Q for the quarter ended June 27, 2008.

EMPLOYEE NAME	BASE SALARY	POSITION	AGREEMENT DATE	PRIOR AGREEMENTS
Richard A. Meier	$520,000	President and Chief Operating Officer	April 8, 2002, amended October 1, 2004	Agreement between Allergan and Executive dated April 8, 2002

Douglas H. Post	$380,000	Executive Vice President and President, Corneal Refractive Group	December 14, 2004 (but effective only upon completion of the VISX merger)	Not applicable

Jane E. Rady	$342,400	Executive Vice President, Strategy and Corporate Development	April 8, 2002	Agreement between Allergan and Executive dated April 8, 2002

C. Russell Trenary III	$380,000	Executive Vice President, Global Public Policy and Medical Education	April 24, 2002, amended October 1, 2004 and November 15, 2007	Agreement between Allergan and Executive dated April 24, 2002

Aimee S. Weisner	$321,000	Executive Vice President, Administration, and Secretary	January 18, 2002	Retention Agreement among the Company, Allergan and the Executive dated January 18, 2002